Note J - Acquisition	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Business Combination Disclosure [Text Block]
Note
J
–
Acquisitions

As of August 2015, the Company’s subsidiary, Gorman-Rupp Europe B.V., acquired substantially all of the assets and certain liabilities of Hydro+ SA (Hydro) and Hydro+ Rental SPRL (Hydro Rental), subsequently renamed Gorman-Rupp Rental SPRL, based near Namur, Belgium.The Company assumed $1.9 million in bank debt, which was subsequently paid off in 2015. Hydro has been the Company’s Belgian pump and pump systems distributor since 1998, and in 2011 formed Hydro Rental to expand pump and pump system rentals in the same region. Hydro’s principal products are centrifugal pumps supplied by the Company, and Hydro has begun converting some of these pumps into packaged pump station systems tailored for its European market. As of the acquisition date, combined annual revenues of the Hydro companies were expected to be $4 million U.S. dollars.

The Company recognized customer relationships of $748,000, technology and drawings of $130,000, tradenames and trademarks of $70,000 and goodwill of $2.4 million related to the asset acquisition of Hydro and Hydro Rental.

The results of operations of the acquired businesses have been included in Gorman-Rupp’s consolidated results since August 2015. Supplemental pro forma information has not been provided as the acquisition did not have a material impact on the Company’s consolidated results of operations.

In June 2014, the Company, through its wholly-owned subsidiary National Pump Company, acquired substantially all of the assets and certain liabilities of Bayou City Pump, Inc. (“BCP”). Founded in 1973, BCP is a leading manufacturer of and service provider for highly-reliable and energy-efficient vertical turbine pumping systems primarily for the inland and coastal marine liquid petroleum and chemical transportation market. BCP has steadily expanded its product designs and service capabilities in recent years to become a significant provider in North American marine transportation. BCP also has developed and manufactures a specialty sludge pumping system for use in a variety of industrial applications. BCP’s strong customer relationships and long history will help expand sales in targeted niche markets complementary to National Pump Company’s significant and growing vertical turbine products leadership position. In addition, its Houston Texas base will provide additional capacity and machining capabilities in combination with National Pump’s existing location acquired late in 2012.

The Company recognized customer relationships of $4.1 million, technology and drawings of $830,000, tradenames and trademarks of $370,000 and goodwill of $4.7 million related to the asset acquisition of Bayou City Pump, Inc.

The results of operations of the acquired business have been included in Gorman-Rupp’s consolidated results since June 2014. Supplemental pro forma information has not been provided as the acquisition did not have a material impact on the Company’s consolidated results of operations.

Goodwill relating to the National Pump Company reporting unit comprising recent acquisitions (NPC) represents 4.5% of the Company’s December 31, 2015 total assets. Our annual impairment analysis performed as of October 1, 2015 concluded that NPC’s fair value was within 10% of its carrying value. If recently depressed U.S. agricultural conditions continue for an extended time, this market’s related growth and profitability assumptions may reduce NPC’s indicated fair value to require a potential future impairment charge.